o BT INVESTMENT FUNDS o

                           INTERNATIONAL EQUITY FUND

                               SEMI-ANNUAL REPORT
                                  MARCH o 1998

International Equity Fund

Table of Contents

              Letter to Shareholders                                           3

              International Equity Fund

                 Statement of Assets and Liabilities                           7
                 Statement of Operations                                       7
                 Statements of Changes in Net Assets                           8
                 Financial Highlights                                          9
                 Notes to Financial Statements                                10

              International Equity Portfolio

                Statement of Net Assets                                       11
                Statement of Operations                                       14
                Statements of Changes in Net Assets                           15
                Financial Highlights                                          15
                Notes to Financial Statements                                 16

The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.

International Equity Fund

Letter to Shareholders

We are pleased to present you with this semi-annual report for the International Equity Fund, providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

                                   Objective

Seeks long term capital appreciation from investments in foreign equity securities or other securities with equity characteristics.+

The International Equity Fund (the "Fund") had a total return of 11.54%(1) for the six months ended March 31, 1998, as compared to 5.73% for the Morgan Stanley Capital International ("MSCI") EAFE Index(2) and 5.91% for the Lipper International Equity Funds Average(3). Since its inception on August 4, 1992, the Fund has delivered a total return of 175.32% cumulatively, or 19.62% annualized, as of March 31, 1998. The Fund returned 34.90% for the twelve months ended March 31, 1998. For the five years ended March 31, 1998, the Fund had an annualized total return of 21.08%(1), as compared to 11.93% for the Morgan Stanley Capital International ("MSCI") EAFE Index(2) and 13.28% for the Lipper International Equity Funds Average(3).

The Fund reached two significant milestones during the reporting period. Morningstar, the independent mutual fund research firm, awarded the BT Investment International Equity Fund a five-star rating overall out of 722 international equity funds as of March 31, 1998. In addition Morningstar ranked the Fund #1 in the diversified foreign stock fund universe out of 127 funds for the three-year and five-year periods ending March 31, 1998, based upon its consistent risk-adjusted returns.(4)

MARKET ACTIVITY

                             Investment Instruments

Equity securities of foreign issuers, consisting of common stock and other securities with equity characteristics; the investments are diversified among several regions.

Most of the world's developed markets outside of Asia soared to new highs during the six months ended March 31, 1998, shaking off the initial gloom of Asia's financial and economic malaise. After assessing the limited impact of Asian weakness on earnings of firms elsewhere in the world, investor sentiment turned sharply positive. However, concerns were reignited in Japan, where the combination of softer exports to the region and a further weakening in the domestic economy has likely pushed the nation into recession.

A distant memory is the concern of a year ago that the U.S. Federal Reserve Board would engage in a series of interest rate hikes to quell nascent inflation growth. It was believed by most that this would not only spell the end of the historic bull market in U.S. stocks but would derail equity performance abroad. In fact, non-inflationary economic expansion continued in the U.S., and Asia's weakness may even have provided an additional deflationary influence, with excess capacity and lower import prices deferring Fed intervention for the time being.

Investor focus turned to Europe, where attractive valuations, lower interest rates, and renewed economic growth pushed markets to record levels. This backdrop, along with a trend in retirement planning away from governmental paternalism and toward individual self-reliance, helped to bolster an "equity culture" similar to that of the U.S. and U.K. The anticipated success of European Economic and Monetary Union (EMU) further contributed to a dramatic regional re-rating. The recent recommendation by the European Monetary Institute and the German Bundesbank that EMU should proceed as scheduled in January 1999 and that all eleven candidates should be approved was an important landmark.

Europe

The EMU-led revolution in Europe contributed to an unprecedented shift in economic power. Anticipation that the member nations will comprise a formidable bloc, joined together by a single currency and interest rate regime, brought many first time domestic and foreign investors to the region's markets. Europe has also attracted new fund flows from investors looking to diversify North American exposure, from speculative emerging markets, and, most significantly, from domestic investors seeking growth that fixed income markets have not historically delivered. Particular beneficiaries were the peripheral markets--most notably Italy, Spain, Portugal and Ireland--because they offer attractive valuations and are benefiting the most from interest rate convergence. Italy's fortunes also improved considerably, as confidence grew that it would join EMU on schedule. Portugal entered MSCI EAFE in December, attracting further interest from global investors.

Ten Largest Stock Holdings

 Credito Italiano              Hagemeyer Nv
 Banco Popular Espanol         Fomento De Construccione
 Telecom Italia Spa            Telecel Communications
 Newcourt Credit Group         Renault Sa
 Soc Generale D'enterpris      Banque National De Paris

This tremendous influx of new capital, which began more than one year ago, propelled Europe to the lead of world equity market performance. In fact, most European bourses outperformed the U.S. market by a wide margin during the six months ending March 31, 1998. Europe delivered a 23.2% gain in local currencies and 20.6%

(1) Performance quoted represents past performance and is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Indexes are unmanaged, and investments cannot be made in an index. The EAFE Index is comprised of major non-U.S. stock markets.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

(4) Morningstar ratings reflect historical risk-adjusted performance. Ratings are calculated from the funds' 3- and 5-year average annual returns in excess of the 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received 5 stars for both the 3- and 5-year periods and was rated among 722 and 311 funds, respectively. The top 10% of funds in the rating universe receive 5 stars. Rated by average historical Morningstar rating. The rating finds the mean (average) of every rated month of a fund's history, thus revealing its historical relative performance consistency.

+ Foreign investing involves special risks, including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

International Equity Fund
in U.S. dollars during the period, outpacing the still remarkable 17.2% performance of U.S. equities and the lackluster 5.7% rise of the MSCI EAFE. Peripheral markets generated stellar gains, with Italy, Portugal and Spain the top performers. France led the core markets. The United Kingdom and Germany, despite good absolute numbers, underperformed the region. The impact of Asia on the Nordic region produced the three poorest outcomes in Europe over the period, specifically Norway, which particularly felt the collapse in oil prices, and Sweden and Finland, which felt the effects of selloffs in capital equipment and commodity stocks.

Asia

The Japanese market continued to whipsaw unwary investors during the semi-annual period. Equity holders heavily sold down the market in November, responding to poor half year results and expectations that worse would follow. Leaks of government efforts to stimulate the economy initially led to a sharp recovery in January, but as the details began to unravel, investors fled to markets with fewer political and economic risks. Compounded by yen weakness, Japan finished the semi-annual period with a negative 18.0% return in U.S. dollars.

The crisis in Asia spread further northward by the end of 1997, devastating many of the emerging markets in the region. More specifically, after Taiwan depreciated its currency by 10% for competitive reasons last October, investors anticipated that Hong Kong would abandon its U.S. dollar peg, thereby initiating another round of regional equity and currency market declines. The Hong Kong market retreated, as prospects for slower growth led investors away. The combination of sharply higher interest rates and plummeting currencies proved to be too challenging for Indonesia and South Korea. Both became recipients of International Monetary Fund bailout packages. In late December, fears of debt moratoria weighed heavily on the markets. However, disaster was averted when Korea obtained debt rollovers and then restructured its banks' short-term foreign debt in late January. This successful debt restructuring was the primary catalyst for the rebound in regional equities and currencies during the first calendar quarter of 1998.

Other Markets

Canada, a non-EAFE market, beat the Index for the period with a local market gain of 11.9% and a U.S. dollar return of 8.8%. Consolidation in the banking industry and a slower growth rate, which quelled fears of inflation, bolstered this equity market despite a currency driven down by depressed commodity prices.

The Asian contagion spread to Latin America and Russia, down 10.5% and 28.7% in U.S. dollars, respectively. Bond spreads and equity risk premia widened across the board. Although the Latin markets responded to the Asian crisis with proactive policies and are in better economic shape, weak global commodity prices and higher interest rates took a toll on fundamentals, since many regional economies are dependent upon commodity and oil revenues. Consequently, countries like Mexico, Chile, Columbia and Venezuela were compelled to cut spending and to hike interest rates to support their currencies. Although the market was most concerned about a potential devaluation of the Brazilian currency given that nation's large current account and budget deficits, it regained investor confidence with its policy initiatives and larger than expected interest rates cuts. Thus, Brazil was the region's best performer, up 7.7%, during the first quarter of 1998.

Russia, last year's star performer, was adversely affected by sagging oil prices, rising interest rates, and continuing delays on the reform front. Although South Africa is also dependent on commodities, this market was supported by the financial sector, undergoing consolidation and responding favorably to declining interest rates.

INVESTMENT REVIEW

We continued to extend the Fund's exposure to Europe, favoring the continent and its peripheral markets while adding to its holdings in the United Kingdom. Most significantly, we increased our overweighting in France from 14% last September to just over 17%, reflecting our confidence that France stands to deliver the strongest performance within Europe's core markets. More importantly, it is a reflection of the attractiveness of French companies with strong managements, driven by and benefiting from restructuring, industry consolidations, and a broadening economic recovery. We also increased our already overweight position in Italy from 7% to 10%. Our exposure to Spain and Portugal has grown due to strong price appreciation.

As for the sectors within these European countries' markets, we established positions in regional financial services companies and benefited greatly from their strong performance over the period. These include Bayerische Vereinsbank, whose stock is reflecting expected benefits from its merger with Bayerische Hypobank; insurance giant Allianz AG in Germany, which will likely play a major role in the reshaping of the sector throughout Europe; Banca di Roma in Italy and Argentaria in Spain, key candidates to benefit from the consolidations in their respective markets; and Erste Bank, a dominant player in Austria. We also brought Swiss banks UBS and Credit Suisse into the portfolio. We expect UBS, in the process of combining with SBC, to develop significant value through merger synergies, and we believe Credit Suisse will be the beneficiary of the resulting reduced capacity. We sold our position in Swedish bank Nordbanken AB in the wake of its merger with Finland-based Merita Oy.

Two defensive consumer-related growth stocks were added upon their initial public offerings: detergent maker Benckiser and animal feed leader Nutreco Holding, both in the Netherlands. We also purchased Hagemeyer, a Dutch distributor and trading company.

The portfolio broadened its exposure to the fast-growing telecommunications and telecom equipment companies, which are benefiting from the global industry revolution taking place. We purchased Global TeleSystems Group, a rapidly growing supplier of capacity to telecom services companies in Europe and Russia, French telecom equipment maker Alcatel Alsthom, German telecom company Mannesmann, Telecom Corp. of New Zealand, Indonesia's PT Telekomunikasi, and Philippine Long Distance Telephone Company.

Positions in "growth" utilities, i.e. companies redefining the concept of a captive service provider and becoming increasingly profitable due to cost cutting and entrepreneurial managements, were brought into the portfolio. These include Spain's largest electricity company Endesa, with a growing presence in Latin America, Britain's major gas transporter BG Plc., electricity generator British Energy, Germany's multi-utility Viag AG, and Italian gas and water distributor Italgas.

International Equity Fund

                    Diversification of Portfolio Investments
                         By Sector as of March 31, 1998
                     (percentages are based on market value)

[PIE CHART APPEARS HERE]

Italy 10%
Germany 8%
Japan 4%
United Kingdom 9%
Short Term Instruments (Treasury Bills & other items) 8%
Netherlands 6%
Switzerland 5%
Portugal 6%
Spain 7%
Other 20%+
France 17%

+  Includes countries with weightings of less than 4%.

We decreased the Fund's exposure to Japan but continued to add inexpensive out-of the-money call options on the Nikkei to capture any upward movement, while conserving capital for stocks and markets with more attractive prospects. We added fast-growing specialized semiconductor and component maker Rohm, while eliminating Canon due to poor sales prospects. Continued declines in consumer spending led to our disposal of department store Takashimaya. We avoided Japanese banks despite their depressed prices, because it remains uncertain how they will fare through the ongoing financial crisis and how they will respond to increased competition.

During the semi-annual period, we sold the Fund's holdings in Chinese "red chip" stocks--Tianjin Development and China Resources--as well as in interest rate sensitive stocks, including Hong Kong property plays Cheung Kong and New World Development, and Development Bank of Singapore. In Malaysia, we replaced infrastructure company, United Engineers, and tobacco firm, R.J. Reynolds, with cash-rich gaming companies, Genting and Magnum. We also purchased Singapore electronics company, Creative Technology.

We participated in the initial public offering of Hungary's Matav Telecom and sold Sasol, a South African petrochemical firm. In Mexico, we took profits in retailer Elektra, and added Femsa, a major beverage company which control's the nation's Coca-Cola franchise. Banco Rio in Argentina was also purchased. Our cash position ended the six month period at 5.9%.

MANAGERS' OUTLOOK

During the past several years, investors who braved the U.S. stock market were rewarded, while many foreign markets underperformed. However, we believe U.S. equity prices have been stretched to levels unjustified by the anticipated slowdown in corporate earnings, especially this far into an economic expansion. As a result, many U.S. investors are looking abroad for more attractive valuations.

In our opinion, Continental European markets, despite their recent strong run-up, offer the best prospects for earnings growth. We continue to favor France and the European periphery. We believe that the United Kingdom will continue to underperform the continent because of the lateness in its economic cycle, as reflected in its steeply inverted yield curve.

Japan continues to suffer from the deleterious effects of its inefficient and closed economy. As recession becomes a reality, policy makers are piece-mealing a plan to revive economic growth and consumer demand. If past efforts can be a guide, this process may take several years, and its effectiveness remains largely in doubt. In contrast, we believe systemic risk in the Asia-Pacific region has bottomed with the stabilization of the regional currencies and the recent progress made on the policy front in countries like Korea and Thailand. Although the worst has likely been seen in the region, we continue to remain cautious as the crisis still unfolds. These markets remain susceptible to disappointments generated by the continued economic and corporate distress, the large amount of funds that need to be raised for recapitalizations, and the inability of Japan to provide economic leadership in Asia's time of need. Major challenges also remain in the areas of structural reform, corporate deleveraging, and economic recession.

The environment for emerging markets outside the Asia-Pacific region will likely remain tempered by the ongoing uncertain global impact of the Asian crisis as well as by the lower global liquidity levels available relative to last year.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We value your ongoing support of the International Equity Fund and look forward to continuing to serve your investment needs in the years ahead.


                                /s/ Michael Levy
                         _____________________________

                               /s/ Robert Reiner
                         _____________________________

                                 /s/ Julie Wang
                         _____________________________

                   Michael Levy, Robert Reiner and Julie Wang
                            Portfolio Managers of the
                         International Equity Portfolio
                                 March 31, 1998

International Equity Fund

Performance Comparison

Comparison of Change in Value of a $10,000 Investment in the International Equity Fund and the Morgan Stanley Capital International EAFE Index since August 31, 1992.

Total Return for the Period
  Ended March 31, 1998

Six Months    Since 8/4/92*
   11.54%         10.37%**

* The Fund's inception date.
** Annualized.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[GRAPH APPEARS HERE - PLOT POINTS BELOW]

             International Equity Fund - $27,532       MSCI EAFE Index - $19,701

Aug-92                    $10,000                                 $10,000
Sep-92                      9,665                                   9,803
Dec-92                      9,606                                   9,424
Mar-93                     10,424                                  10,554
Jun-93                     11,084                                  11,615
Sep-93                     11,944                                  12,386
Dec-93                     13,196                                  12,493
Mar-94                     13,717                                  12,930
Jun-94                     13,266                                  13,590
Sep-94                     13,977                                  13,603
Dec-94                     13,738                                  13,465
Mar-95                     14,046                                  13,715
Jun-95                     14,961                                  13,815
Sep-95                     15,911                                  14,391
Dec-95                     15,950                                  14,974
Mar-96                     16,862                                  15,406
Jun-96                     17,881                                  15,650
Sep-96                     18,057                                  15,630
Dec-96                     19,349                                  15,879
Mar-97                     20,108                                  15,630
Jun-97                     23,184                                  18,766
Sep-97                     24,318                                  18,634
Dec-97                     23,050                                  17,175
Mar-98                     27,532                                  19,701

           Past performance is not indicative of future performance.

International Equity Fund

Statement of Assets and Liabilities  March 31, 1998 (unaudited)

Assets
   Investment in International Equity Portfolio, at Value                                        $   923,000,093
   Receivable for Shares of Beneficial Interest Subscribed                                             7,960,140
   Prepaid Expenses and Other                                                                            117,656
                                                                                                 ---------------
Total Assets                                                                                         931,077,889
                                                                                                 ---------------
Liabilities
   Due to Bankers Trust, net                                                                             606,099
   Payable for Shares of Beneficial Interest Redeemed                                                    318,567
   Dividend Payable                                                                                        1,256
   Accrued Expenses and Other                                                                              2,823
                                                                                                 ---------------
Total Liabilities                                                                                        928,745
                                                                                                 ---------------
Net Assets                                                                                       $   930,149,144
                                                                                                 ===============
Composition of Net Assets
   Paid-in Capital                                                                               $   731,393,166
   Undistributed Net Investment Income                                                                 2,040,972
   Accumulated Net Realized Loss from Investment, Option and Forward Foreign
     Currency Transactions                                                                            (7,611,862)
   Net Unrealized Appreciation on Investment, Options, Foreign Currencies and
     Forward Foreign Currency Contracts                                                              204,326,868
                                                                                                 ---------------

Net Assets                                                                                       $   930,149,144
                                                                                                 ===============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by
  shares outstanding)                                                                            $         23.96
                                                                                                 ===============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of
  beneficial interest authorized)                                                                     38,821,666
                                                                                                 ===============



Statement of Operations  For the six month period ended
                         March 31, 1998 (unaudited)

Investment Income
   Income Allocated from International Equity Portfolio, net                                     $     2,030,217
                                                                                                 ---------------
Expenses
   Administration and Services Fees                                                                    2,668,095
   Professional Fees                                                                                       4,463
   Trustees Fees                                                                                           1,329
   Miscellaneous                                                                                           7,821
                                                                                                 ---------------
   Total Expenses                                                                                      2,681,708
   Less Expenses Absorbed by Bankers Trust                                                               (13,612)
                                                                                                 ---------------
      Net Expenses in Excess of Investment Income                                                      2,668,096
                                                                                                 ---------------
Expenses in Excess of Income                                                                            (637,879)
                                                                                                 ---------------
Realized and Unrealized Gain on Investment, Options, Foreign Currencies and
  Forward Foreign Currency Contracts
   Net Realized Gain (Loss) from:
      Investment Transactions                                                                            650,094
      Option Transactions                                                                               (715,649)
      Foreign Currency Transactions                                                                   (1,442,200)
   Net Change in Unrealized Appreciation/Depreciation on Investment, Options,
      Foreign Currencies and Forward Foreign Currency Contracts                                      100,831,232
                                                                                                 ---------------
Net Realized and Unrealized Gain on Investment, Options, Foreign Currencies and
   Forward Foreign Currency Contracts                                                                 99,323,477
                                                                                                 ---------------
Net Increase in Net Assets from Operations                                                       $    98,685,598
                                                                                                 ===============

                  See Notes to Financial Statements on Page 10

International Equity Fund

Statements of Changes in Net Assets

                                                                                 For the             For the
                                                                             six months ended      year ended
                                                                              March 31, 1998*  September 30, 1997
                                                                             ----------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income (Expenses in Excess of Income)                       $      (637,879)   $     1,622,491
   Net Realized Gain (Loss) from Investment, Option and Foreign
     Currency Transactions                                                         (1,507,755)         9,495,565
   Net Change in Unrealized Appreciation/Depreciation on Investment,
     Options, Foreign Currencies and Forward Foreign Currency Contracts           100,831,232         83,738,927
                                                                              ---------------     --------------
Net Increase in Net Assets from Operations                                         98,685,598         94,856,983
                                                                              ---------------     --------------
Distributions to Shareholders
   Net Investment Income                                                             (402,898)        (1,830,716)
   Net Realized Gain from Investment Transactions                                 (15,925,362)        (2,293,069)
                                                                              ---------------     --------------
Total Distributions                                                               (16,328,260)        (4,123,785)
                                                                              ---------------     --------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares                                                  555,969,484        416,501,704
   Dividend Reinvestments                                                          12,079,856          2,988,256
   Cost of Shares Redeemed                                                       (245,777,739)      (146,394,599)
                                                                              ---------------     --------------
Net Increase from Capital Transactions in Shares of Beneficial Interest           322,271,601        273,095,361
                                                                              ---------------     --------------
Total Increase in Net Assets                                                      404,628,939        363,828,559
Net Assets
Beginning of Period                                                               525,520,205        161,691,646
                                                                              ---------------     --------------
End of Period (includes undistributed net investment income of $2,040,972
   and $3,081,749, respectively)                                              $   930,149,144    $   525,520,205
                                                                              ===============    ===============

*  Unaudited

                  See Notes to Financial Statements on Page 10

International Equity Fund

Financial Highlights

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the International Equity Fund.

                                                                    For the                                For the
                                                For the six       year ended                              year ended
                                               months ended      September 30,       For the period       December 31,
                                              March 31, 1998   -----------------   January 1, 1995 to   ---------------
                                                (Unaudited)    1997         1996   September 30, 1995*  1994       1993
                                              --------------   ----         ----  --------------------  ----       ----
Per Share Operating Performance:
Net Asset Value, Beginning of Period              $22.13       $16.77      $15.47         $13.37       $13.18      $9.75
                                                  ------       ------      ------         ------       ------      -----
Income from Investment Operations
   Net Investment Income (Expenses in
     Excess of Income)                             (0.06)        0.09        0.18           0.14         0.10       0.05
   Net Realized and Unrealized Gain on Investments,
     Options, Foreign Currencies and Forward
     Foreign Currency Contracts                     2.49         5.63        1.80           1.97         0.44       3.60
                                                  ------       ------      ------         ------       ------      -----
Total from Investment Operations                    2.43         5.72        1.98           2.11         0.54       3.65
                                                  ------       ------      ------         ------       ------      -----
Distributions to Shareholders
   Net Investment Income                           (0.01)       (0.16)      (0.31)         (0.00)       (0.09)     (0.15)
   Net Realized Gain from Investment Transactions  (0.59)       (0.20)      (0.37)         (0.01)       (0.26)     (0.07)
                                                  ------       ------      ------         ------       ------      -----
Total Distributions                                (0.60)       (0.36)      (0.68)         (0.01)       (0.35)     (0.22)
                                                  ------       ------      ------         ------       ------      -----
Net Asset Value, End of Period                    $23.96       $22.13      $16.77         $15.47       $13.37     $13.18
                                                  ======       ======      ======         ======       ======     ======
Total Investment Return                            11.54%       34.76%      13.42%         15.82%        4.12%     37.38%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)      $930,149     $525,520    $161,692        $82,807      $56,020    $33,869
   Ratios to Average Net Assets:
      Net Investment Income (Expenses in
        Excess of Income)                          (0.20)%**     0.53%       0.91%          1.55%**      0.84%      0.79%
      Expenses, Including Expenses of the
        International Equity Portfolio              1.50%**      1.50%       1.50%          1.50%**      1.50%      1.50%
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses by
        Bankers Trust                               0.17%**      0.18%       0.26%          0.33%**      0.37%      0.62%

* On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
** Annualized

                  See Notes to Financial Statements on Page 10

International Equity Fund

Notes to Financial Statements (unaudited)

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The International Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on August 4, 1992. The Fund invests substantially all of its assets in the International Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 1998, the Fund's investment was approximately 66% of the Portfolio.

The financial statements of the Portfolio, including the Statement of Net Assets, are contained elsewhere in this report.

B. Investment Income
The Fund's income, net of expenses, is earned daily on its investment in the Portfolio and is recorded on an accrual basis. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

C. Dividends
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will also be made annually.

D. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

E. Other
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to all of the Trust's Funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .85% of the Fund's average daily net assets. Amount owed under the Administration and Services Agreement amounted to $606,099 net of waived expenses of $3,972 as of March 31, 1998.

The Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the Act, Edgewood may seek reimbursement, at an annual rate not exceeding .20% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the six months ended March 31, 1998, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .85% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.50% of the average daily net assets of the Fund, including expenses of the Portfolio. For the six months ended March 31, 1998, expenses of the Fund have been reduced by $13,612.

Certain officers of the Fund are also directors, officers and/or employees of Edgewood. None of the officers so affiliated received compensation for services as officers of the Fund.

The Fund is a participant with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit facility collectively ("the credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis and is apportioned equally among all participants. Amounts borrowed under the credit facility will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the period ended March 31, 1998.

Note 3--Shares of Beneficial Interest
At March 31, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                         For the six months                   For the
                        ended March 31, 1998                year ended
                             (Unaudited)                September 30, 1997
                        ----------------------         --------------------
                        Shares          Amount         Shares        Amount
                        ------          ------         ------        ------
Sold                  26,078,333     $555,969,484    21,331,563   $416,501,704
Reinvested               608,251       12,079,856       175,785      2,988,256
Redeemed             (11,616,467)    (245,777,739)   (7,397,087)  (146,394,599)
                     -----------     ------------    ----------   ------------
Net Increase          15,070,117     $322,271,601    14,110,261   $273,095,361
                     ===========     ============    ==========   ============

International Equity Portfolio

Statement of Net Assets March 31, 1998 (unaudited)

   Shares              Description                           Value
   ------              -----------                           -----
            COMMON STOCKS - 94.11%
            Argentina - 0.27%
   296,300  Banco Rio de La Plata SA, ADR
             (Financial Services) (a)                      $ 3,703,750
                                                           -----------
            Australia - 1.83%
   265,600  Brambles Industries Ltd. (Services)              5,539,789
 3,007,320  Goodman Fielder Ltd. (Consumer
             Goods Non-Durables)                             4,678,991
 2,978,116  National Mutual Holdings Ltd.
            (Financial Services)                             6,498,035
   919,900  TABCORP Holdings Ltd. (Services)                 4,945,290
   583,100  Woodside Petroleum Ltd. (Energy)                 3,867,119
                                                           -----------
                                                            25,529,224
                                                           -----------
            Austria - 0.79%
   185,487  Erste Bank Der Oesterreichischen
             Sparkassen AG (Financial Services) (a)         11,076,957
                                                           -----------
            Belgium - 1.15%
   109,900  Credit Communal Holding/Dexia
             (Financial Services)                           16,045,688
                                                           -----------
            Botswana - 0.31%
 3,185,700  Sechaba Breweries Ltd. (Consumer
             Goods Non-Durables) (a)                         4,356,126
                                                           -----------
            Brazil - 0.61%
   262,770  Companhia Paranaense de Energia-
             Copel, ADR (Utilities)                          3,826,588
     9,100  Telebras, ADR (Telecommunications)               1,181,294
33,537,900  Telecomunic Brasileiras SA
             (Telecommunications)                            3,465,573
                                                           -----------
                                                             8,473,455
                                                           -----------
            Canada - 2.98%
   206,500  Cadillac Fairview Corp. (Property) (a)           4,421,266
   434,800  Newcourt Credit Group, Inc.
             (Financial Services)                           21,706,370
   262,100  Royal Bank of Canada (Financial Services)       15,508,167
                                                           -----------
                                                            41,635,803
                                                           -----------

            Finland - 2.48%
   371,400  KCI Konecranes International Plc.
             (Capital Equipment)                            17,072,211
    64,700  Nokia Corp., ADR-A (Technology)                  6,983,556
   415,400  UPM-Kymmene Oyj (Materials)                     10,583,534
                                                           -----------
                                                            34,639,301
                                                           -----------
            France - 17.08%
    58,207  Accor SA (Services)                             14,937,157
    57,710  Alcatel Alsthom (Technology)                    10,832,442
   172,000  AXA-UAP (Financial Services)                    17,711,067
   249,700 Banque Nationale de Paris (Financial Services) 19,404,856 162,400 Compagnie Financiere de Paribas-A
             (Financial Services)                           16,434,223
   351,400  Dassault Systemes SA, ADR (Technology)          13,880,300
   115,200  Elf Aquitaine SA (Energy)                       15,097,468
   245,939  Michelin-B (Consumer Goods Durables)            14,682,748
   436,100  Renault SA (Consumer Goods Durables)            19,426,330
   181,400  Rhone-Poulenc-A (Healthcare)                     9,219,461
   185,032  Schneider SA (Capital Equipment)                14,244,947
   226,674  SEITA (Consumer Goods Non-Durable)               8,890,037


      Shares              Description                         Value
      ------              -----------                         -----
   597,000  Societe Generale d'Entreprises SA
             (Capital Equipment)                           $21,197,889
   117,200  Suez Lyonnaise des Eaux SA (Utilities)          16,929,582
   121,900  Total SA-B (Energy)                             14,637,680
    85,896  Unibail (Property)                              10,757,968
                                                           -----------
                                                           238,284,155
                                                           -----------
            Germany - 8.23%
    89,600  Adidas AG (Consumer Goods Non-Durable)          15,888,569
    28,400  Allianz AG (Financial Services)                  8,576,511
   189,450  Bayerische Vereinsbank AG (Financial Services)  13,829,215
   143,200  Daimler-Benz AG (Consumer Goods Durables)       13,163,188
   780,900  Deutsche Lufthansa AG (Transportation)          16,446,445
    19,500  Mannesmann AG (Capital Equipment)               14,276,522
    25,300  SAP AG-Vorzug (Technology)                      10,759,408
     9,600  Viag AG (Utilities)                              5,232,400
    21,220  Volkswagen AG (Consumer Goods Durables)         16,614,340
                                                           -----------
                                                           114,786,598
                                                           -----------
            Hong Kong - 1.48%
 9,553,000  Beijing Datang Power
             Generation Co. Ltd. (Utilities)                 4,407,673
 2,817,000  Cosco Pacific Ltd. (Multi-Industry)              2,363,164
 3,668,000 First Tractor Co. Ltd.-H (Capital Equipment) 2,508,989 2,505,000 Gaungnan Holdings (Consumer
             Goods Non-Durables)                             1,600,319
   528,000  Hutchison Whampoa Ltd. (Multi-Industry)          3,713,847
 3,560,000  NG Fung Hong Ltd. (Consumer Goods
             Non-Durables)                                   3,468,890
   619,000  Shanghai Industrial Holdings Ltd.
             (Multi-Industry)                                2,532,465
                                                           -----------
                                                            20,595,347
                                                           -----------
            Hungary - 0.52%
   234,900  Mol Magyar Olaj Es Gazipari Rt.,
             GDR (Energy) (a)                                7,202,316
                                                           -----------
            Indonesia - 0.19%
    30,600  Fiskaragung Perkasa PT (Consumer
             Goods Non-Durables)                                 2,388
     4,600  Gulf Indonesia Resources Ltd. (Energy)              82,800
   260,300  Telekomunikasi Indonesia, ADR
             (Telecommunications)                            2,554,194
                                                           -----------
                                                             2,639,382
                                                           -----------
            Ireland - 3.31%
   928,700  Bank of Ireland (Financial Services)            18,360,901
 1,228 867  CRH Plc. (Materials)                            18,467,816
 3,248,700  Jefferson Smurfit Group Plc. (Materials)         9,314,244
                                                           -----------
                                                            46,142,961
                                                           -----------
            Italy - 9.79%
 8,782,400  Banca di Roma (Financial Services)              14,814,586
   512,100  Banca Nazionale del Lavoro (Financial Services) 13,835,416
 1,816,000  Bulgari SPA (Consumer Goods Non-Durable)        12,442,552
 6,099,400  Credito Italiano (Financial Services)           30,130,201
 1,718 000  ENI SPA (Energy)                                11,705,122
    24,300  ENI SPA, ADR (Energy)                            1,646,325
 2,181,400  Italgas SPA (Utilities) (a)                     10,973,264
   595,100  Ittierre Holding SPA (Consumer Goods
             Non-Durable)                                    2,476,149
 7,771,600  Parmalat Finanziaria SPA (Financial Services)   16,711,972
 2,782,000  Telecom Italia SPA (Telecommunications)         21,922,696
                                                           -----------
                                                           136,658,283
                                                           -----------

            See Notes to Financial Statements on Pages 16, 17 and 18

International Equity Portfolio

Statement of Net Assets March 31, 1998 (unaudited)

   Shares              Description                            Value
   ------              -----------                            -----
            Japan - 4.47%
   182,100  AJL Peps Trust (Consumer Goods
             Non-Durables)                                 $ 1,821,000
   283,000  Fuji Photo Film Co. (Consumer Goods
             Non-Durables)                                  10,525,890
   142,200  Nintendo Corp. Ltd. (Consumer Goods
             Non-Durables)                                  12,262,757
    91,000  Rohm Co. (Technology)                            8,325,147
   338,000  Sankyo Co. Ltd. (Healthcare)                     9,377,976
   121,300  Sony Corp. (Consumer Goods Durable)             10,278,505
   384,000  Takeda Chemical Industries
             (Healthcare)                                    9,761,614
                                                           -----------
                                                            62,352,889
                                                           -----------
            Malaysia - 0.36%
   905,000  Genting BHD (Services)                           3,107,830
 2,200,000  Magnum Corp. BHD (Services)                      1,885,714
                                                           -----------
                                                             4,993,544
                                                           -----------
            Mexico - 0.71%
   516,000  Fomento Economico (Consumer Goods
             Non-Durable)                                    3,749,753
   169,600  Grupo Televisa, GDR (Services)                   6,211,600
                                                           -----------
                                                             9,961,353
                                                           -----------
            Netherlands - 6.43%
   132,800  Benckiser NV-B (Consumer Goods
             Non-Durable) (a)                                7,332,125
   436,800  Hagemeyer NV (Services)                         21,162,182
   308,784  ING Groep NV (Financial Services)               17,522,496
   376,900  Ispat International NV (Materials) (a)          10,741,650
   394,300  Koninklijke Ahold NV (Services)                 12,729,117
   243,700  Nutreco Holding NV (Consumer Goods
             Non-Durable)                                    8,066,053
   165,600  Philips Electronics NV (Consumer
             Goods Durable)                                 12,153,691
                                                           -----------
                                                            89,707,314
                                                           -----------
            New Zealand - 0.20%
   598,300  Telecom Corporation of New Zealand Ltd.
             (Telecommunications)                            2,851,239
                                                           -----------
            Philippines - 0.11%
    56,870  Philippine Long Distance Telephone Co.,
             ADR (Telecommunications)                        1,585,251
                                                           -----------
            Portugal - 5.80%
   262,700  Banco Comercial Portugues, SA
             (Financial Services)                            8,481,800
   252,500  BPI-SGPS, SA (Financial Services)                9,712,308
   411,800  Cimpor-Cimentos de Portugal SGPS SA
             (Materials)                                    14,511,224
   575,700  Electricidade de Portugal SA (Utilities)        13,359,389
   234,200  Portugal Telecom SA (Telecommunications)        12,181,442
    42,700  Portugal Telecom SA, ADR
             (Telecommunications)                            2,239,081
   131,900  Telecel-Comunicacaoes Pessoais, SA
             (Telecommunications) (a)                       20,474,986
                                                           -----------
                                                            80,960,230
                                                           -----------
            Russia - 0.55%
   334,000  Tatneft ADR 144A (Energy) (b)                    7,732,100
                                                           -----------


   Shares              Description                            Value
   ------              -----------                            -----
            Singapore - 0.58%
   180,800 Creative Technology Ltd. (Technology) (a) $ 4,068,000 1,075,400 Venture Manufacturing (Singapore) Ltd.
             (Technology)                                    3,995,294
                                                           -----------
                                                             8,063,294
                                                           -----------
            Spain - 6.72%
   220,674  Aldeasa SA (Services)                            7,814,205
   228,000 Banco Popular Espanol SA (Financial Services) 22,129,860 167,190 Corporacion Bancaria de Espana SA
             (Financial Services)                           13,842,435
   576,872  Endesa SA (Utilities)                           13,869,323
   392,191  Fomento de Construcciones y
             Contratas SA (Multi-Industry)                  20,731,684
   348,297  Telefonica de Espana (Telecommunications)       15,350,224
                                                           -----------
                                                            93,737,731
                                                           -----------
            Sweden - 2.90%
   884,700  Castellum AB (Property)                          9,240,409
   179,200  Electrolux AB-Ser. B
             (Consumer Goods Durable)                       14,794,171
   844,700  Stora Kopparbergs Bergslags Aktiebolag-A
             (Materials)                                    12,996,197
   109,600  Volvo AB-B (Autos & Trucks)
             (Consumer Goods Durable)                        3,489,049
                                                           -----------
                                                            40,519,826
                                                           -----------
            Switzerland - 4.53%
     7,655  ABB AG-Bearer (Capital Equipment)               11,438,563
     7,120  Novartis AG (Healthcare)                        12,600,695
    50,200  Credit Suisse (Financial Services)              10,043,293
     8,120  UBS-Bearer (Financial Services)                 13,262,578
    27,400  Zurich VersicherungsGesellschaft
             (Financial Services)                           15,906,199
                                                           -----------
                                                            63,251,328
                                                           -----------
            Thailand - 0.12%
   148,100  PTT Exploration & Production (Energy)            1,682,869
                                                           -----------
            United Kingdom - 8.98%
   487,000  Barclays Plc. (Financial Services)              14,573,525
 1,764,465  BG Plc. (Utilities)                              9,130,247
   538,900  British Aerospace Plc. (Capital Equipment)      17,732,984
 1,071,400  British Energy Plc. (Utilities)                  9,334,151
   967,900  British Land Co. Plc. (Property)                12,115,819
   133,309  British Petroleum Plc., ADR (Energy)            11,472,906
   887,300  Compass Group Plc. (Services)                   15,111,324
   406,800  Glaxo Wellcome Plc. (Healthcare)                10,804,265
   636,500  Millennium & Copthorne Hotels Plc.
             (Services)                                      5,931,638
   621,900  Railtrack Group Plc. (Transportation)           10,226,879
 1,839,500  SOCO International Plc. (Energy)                 8,794,618
                                                           -----------
                                                           125,228,356
                                                           -----------
            United States - 0.51%
   153,300  Global TeleSystems Group, Inc.
             (Telecommunications) (a)                        7,166,775
                                                           -----------
            Venezuela - 0.12%
 1,788,583  La Electricidad de Caracas (Utilities)           1,687,021
         2  Mavesa SA, ADR (Consumer Goods
             Non-Durables)                                          11
                                                           -----------
                                                             1,687,032
                                                           -----------

Total Common Stock (Cost $1,054,664,871)                 1,313,250,477
                                                         -------------

            See Notes to Financial Statements on Pages 16, 17 and 18

International Equity Portfolio

Statement of Net Assets March 31, 1998 (unaudited)

   Shares              Description                           Value
   ------              -----------                           -----
            CORPORATE DEBT NON-CONVERTIBLE - 0.49%
            South Africa - 0.49%
   195,000  Liberty Life International Straight Line, 0.00%,
             9/30/04 (Financial Services)                  $   286,728
 4,420,000  Liberty Life International, 6.50%, 9/30/04
             (Financial Services)                            6,499,168
                                                           -----------
                                                             6,785,896
                                                           -----------

Total Corporate Debt Non-Convertible (Cost $5,728,361)       6,785,896
                                                           -----------
            OTHER SECURITIES - 0.10%
            Germany - 0.04%
    27,200  Allianz AG Rights (Financial Services) (a)         134,573
    20,740  Volkswagen AG Rights (Consumer Goods--
             Durable) (a)                                      376,805
                                                           -----------
                                                               511,378
                                                           -----------
            Portugal - 0.06%
   259,800  Banco Comercial Portugues,
             SA Rights (Financial Services) (a)                831,495
                                                           -----------

Total Other Securities (Cost $0)                             1,342,873
                                                           -----------
            SHORT TERM INSTRUMENTS - 6.44%
            U.S.A.  - 6.44%
88,996,341  BT Institutional Cash Management Fund,
             5.51%, 4/01/98                                 88,996,341
   810,000  U.S. Treasury Bill, 5.13%, 5/21/98                 804,229
                                                           -----------
                                                            89,800,570
                                                           -----------

Total Short Term Instruments (Cost $89,800,570)             89,800,570
                                                           -----------
            Options - 0.54%
     1,627  Nikkei 225 Index, September 1998                 1,556,593
     4,141  Nikkei 225 Index, September 1998                 3,254,301
     1,454  Nikkei 225 Index, September 1998                 1,064,191
       436  Nikkei 225 Index, September 1998                   943,941
     1,395  Nikkei 225 Index, September 1998                   726,694
                                                           -----------

Total Options (Cost $10,423,405)                             7,545,720
                                                           -----------


                       Description                            Value
                       -----------                            -----

Total Investments (Cost $1,160,617,207)    101.68%       $1,418,725,533
Liabilities in Excess of Other Assets       (1.68)%         (23,475,629)
                                           -------       --------------
Net Assets                                 100.00%       $1,395,249,904
                                           =======       ==============
----------
(a) Non-Income Producing Security
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The following abbreviations are used in portfolio descriptions:
ADR--American Depository Receipt
GDR--Global Depository Receipt

     Industry Diversification (as a percentage of Total Investments):
     Capital Equipment                                          7.47%
     Consumer Goods--Durable                                    8.10%
     Consumer Goods--Non-Durable                                7.26%
     Energy                                                     6.36%
     Financial Services                                        27.99%
     Materials                                                  3.92%
     Multi-Industry                                             5.81%
     Property                                                   2.22%
     Services                                                   2.77%
     Technology                                                 7.53%
     Telecommunications                                         4.46%
     Transportation                                             6.07%
     Utilities                                                  2.02%
     Other                                                      8.02%
                                                              ------
                                                              100.00%
                                                              ======


            See Notes to Financial Statements on Pages 16, 17 and 18

International Equity Portfolio

Statement of Operations For the six month period ended March 31, 1998
(unaudited)

Investment Income
   Dividends (net of foreign withholding tax of $470,225)                                        $     3,657,656
   Interest                                                                                            1,824,662
                                                                                                 ---------------
Total Investment Income                                                                                5,482,318
                                                                                                 ---------------
Expenses
   Advisory Fees                                                                                       2,602,567
   Administration and Services Fees                                                                      600,591
   Professional Fees                                                                                      20,181
   Miscellaneous Fees                                                                                     23,793
   Trustees Fees                                                                                           1,833
                                                                                                 ---------------
   Total Expenses                                                                                      3,248,965
   Less: Expenses Absorbed by Bankers Trust                                                             (646,398)
                                                                                                 ---------------
      Net Expenses                                                                                     2,602,567
                                                                                                 ---------------
Net Investment Income                                                                                  2,879,751
                                                                                                 ---------------
Realized and Unrealized Gain on Investments, Options, Forward Currencies and
  Forward Foreign Currency Contracts
   Net Realized Gain/(Loss) from:
      Investment Transactions                                                                          1,455,493
      Foreign Currency Transactions                                                                   (2,002,385)
      Option Transactions                                                                               (816,750)
   Net Change in Unrealized Appreciation/Depreciation on Investments, Options,
       Foreign Currencies and Forward Foreign Currency Contracts                                     153,255,091
                                                                                                 ---------------
Net Realized and Unrealized Gain on Investments, Options, Foreign Currencies and
     Forward Foreign Currency Contracts                                                              151,891,449
                                                                                                 ---------------
Net Increase in Net Assets from Operations                                                       $   154,771,200
                                                                                                 ===============

            See Notes to Financial Statements on Pages 16, 17 and 18

International Equity Portfolio
Statements of Changes in Net Assets

                                                                                  For the
                                                                             six months ended       For the
                                                                              March 31, 1998       year ended
                                                                                (unaudited)    September 30, 1997
                                                                             ----------------  ------------------
Increase in Net Assets from:
Operations
   Net Investment Income                                                      $     2,879,751    $     4,290,878
   Net Realized Gain (Loss) from Investments, Options and
     Foreign Currency Transactions                                                 (1,363,642)        10,056,354
   Net Change in Unrealized Appreciation/Depreciation on Investments, Options,
     Foreign Currencies and Forward Foreign Currency Contracts                    153,255,091         85,109,689
                                                                              ---------------    ---------------
Net Increase in Net Assets from Operations                                        154,771,200         99,456,921
                                                                              ---------------    ---------------
Capital Transactions
   Proceeds from Capital Invested                                               1,013,261,964        476,033,118
   Value of Capital Withdrawn                                                    (345,188,122)      (167,898,538)
                                                                              ---------------    ---------------
Net Increase in Net Assets from Capital Transactions                              668,073,842        308,134,580
                                                                              ---------------    ---------------
Total Increase in Net Assets                                                      822,845,042        407,591,501
Net Assets
Beginning of Period                                                               572,404,862        164,813,361
                                                                              ---------------    ---------------
End of Period                                                                 $ 1,395,249,904    $   572,404,862
                                                                              ===============    ===============


Financial Highlights

Contained below are selected supplemental data and ratios for each of the periods indicated for the International Equity Portfolio.

                                                                         For the                                     For the
                                                                        year ended                                  year ended
                                                 For the               September 30,         For the period         December 31,
                                            six months ended       --------------------    January 1, 1995 to     ---------------
                                             March 31, 1998++      1997            1996    September 30, 1995+    1994       1993
                                            -----------------      ----            ----    -------------------    ----       ----
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)      $1,395,250       $572,405        $164,813        $83,313        $56,042    $33,907
  Ratios to Average Net Assets:
    Net Investment Income                             0.72%*         1.35%           1.76%          2.39%*         1.69%      1.64%
    Expenses                                          0.65%*         0.65%           0.65%          0.65%*         0.65%      0.65%
    Decrease Reflected in Above Expense
      Ratios Due to Absorption of Expenses
      by Bankers Trust                                0.16%*         0.17%           0.20%          0.22%*         0.24%      0.39%
      Portfolio Turnover Rate                           30%            63%             68%            21%            15%        17%

----------
+  On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
*  Annualized
++ Unaudited.

            See Notes to Financial Statements on Pages 16, 17 and 18

                                       15




International Equity Portfolio

Notes to Financial Statements (unaudited)

Note 1--Organization and Significant Accounting Policies
A. Organization
The International Equity Portfolio (the "Portfolio") is registered under the
Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and commenced operations on August 4, 1992. The Declaration of Trust permits the Board of Trustees (the
"Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Foreign Currency Transactions
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts
Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The
Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal
Revenue Code. Therefore, no federal income tax provision is required.

J. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services
Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an

                                       16



International Equity Portfolio

Notes to Financial Statements (unaudited)

annual rate of 0.15 of 1% of the Portfolio's average daily net assets. Amounts owed under the Administration and Services Agreement amounted to $173,634 as of March 31, 1998.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets. Accrued advisory fees amounted to $556,525, net of reimbursable expenses of $196,225 as of March 31, 1998.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Portfolio. For the six months ended March 31, 1998, expenses of the Portfolio have been reduced $646,398.

Certain officers of the Portfolio are also directors, officers and/or employees of Edgewood Services, Inc., distributor of the BT Institutional Funds. None of the officers so affiliated received compensation for services as officers of the Portfolio.

The Portfolio may invest in the BTInstitutional Cash Management Fund ("the
Fund"), an open-end management investment company managed by Bankers Trust
Company ("the Company"). The fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the fund to the Portfolio as of March 31, 1998 amounted to $1,618,828.

The Portfolio is a participant with other affiliated entities in a revolving credit facility ("the revolver")and a discretionary demand line of credit facility collectively ("the credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A quarterly commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis and is apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the period ended March 31, 1998.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 1998, were $856,380,062 and $225,463,219, respectively. Amounts payable for securities purchased amounted to $41,711,708.

Note 4--Open Forward Foreign Currency Contracts
As of March 31, 1998, the International Equity Portfolio had the following open forward foreign currency contracts outstanding:



                                                                                              Net Unrealized
                                                                                               Appreciation
Contracts to Deliver      In Exchange For              Settlement Date       Value (US$)   (Depreciation) (US$)
---------------------------------------------------------------------------------------------------------------
Sales
---------------------------------------------------------------------------------------------------------------
DEM         4,000,000     USD         2,186,354          04/08/98            2,165,557              20,797
DEM        42,950,000     USD        23,474,525          04/08/98           23,252,666             221,859
MYR        16,700,000     USD         4,204,008          04/08/98            4,588,164            (384,156)
---------------------------------------------------------------------------------------------------------------
                                                                      Net Depreciation            (141,500)
---------------------------------------------------------------------------------------------------------------

Purchases
---------------------------------------------------------------------------------------------------------------
ATS         3,000,000     USD           230,769          04/02/98              230,572                (197)
AUD           200,000     USD           132,460          04/02/98              132,640                 180
CHF         1,100,000     USD           720,603          04/02/98              721,548                 945
DEM         3,000,000     USD         1,620,746          04/02/98            1,622,148               1,402
ESP       110,000,000     USD           700,637          04/02/98              700,570                 (67)
FIM           500,000     USD            89,389          04/01/98               89,084                (305)
FIM         1,200,000     USD           213,904          04/02/98              213,801                (103)
GBP         3,000,000     USD         5,023,500          04/02/98            5,023,800                 300
IEP           500,000     USD           679,300          04/02/98              679,400                 100
ITL     2,000,000,000     USD         1,099,294          04/01/98            1,097,138              (2,156)
JPY       100,000,000     USD           757,289          04/01/98              749,878               7,411
NLG        25,000,000     USD        11,984,660          04/02/98           11,992,133               7,473
NZD         5,403,000     USD         2,994,883          04/01/98            2,987,049              (7,834)
PTE       175,000,000     USD           923,970          04/02/98              923,995                  25
SGD           400,000     USD           247,831          04/02/98              247,678                (153)
---------------------------------------------------------------------------------------------------------------
                                                                      Net Appreciation               7,021
---------------------------------------------------------------------------------------------------------------
                                                                 Total/Net Depreciation           (134,479)
---------------------------------------------------------------------------------------------------------------

                                       17


International Equity Portfolio

Notes to Financial Statements (unaudited)

SGD--Singapore Dollar
DEM--German Deutschemark
MYR--Malaysian Ringgit
ATS--Austrian Schilling
AUD--Australian Dollar
CHF--Swiss Franc
ESP--Spanish Peseta
PTE--Portuguese Escudo
FIM--Finnish Markka
GBP--British Pound
IEP--Irish Punt
ITL--Italian Lira
JPY--Japanese Yen
NLG--Dutch Guilder
NZD--New Zealand Dollar

The tax basis of investments held at March 31, 1998 amounted to $1,160,617,207.
The aggregate gross unrealized appreciation for all investments was $269,982,503 and the aggregate gross depreciation for all investments was $11,874,177.

Note 5--Net Assets
On March 31, 1998, net assets consisted of:

  Paid-in Capital                                     $1,137,075,116
  Net Unrealized Appreciation on Investments,
    Options, Foreign Currencies and Forward
    Foreign Currency Contracts                           258,174,788
                                                      --------------
                                                      $1,395,249,904
                                                      ==============


Note 6--Foreign Securities
The Portfolio invests in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.
This is particularly true with respect to emerging markets in developing countries.

                                       18


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                                       19



BT INVESTMENT FUNDS

BT INTERNATIONAL EQUITY FUND

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Distributor
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Independent Accountants
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

Counsel
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022


                            ........................

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT
Mutual Fund Service Center at (800) 730-1313. This must be preceded or accompanied by a current prospectus for the Fund.

                            ........................

                                                                STA463100 (5/98)

